                                                                    EXHIBIT 99.2
                               GLOBAL MARINE INC.

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                                   TENDER OF
                             7 1/8% NOTES DUE 2007
                           IN EXCHANGE FOR REGISTERED
                             7 1/8% NOTES DUE 2007

     This form, or one substantially equivalent hereto, must be used by a holder of the 7 1/8% Notes Due 2007 (the "Old Notes") of Global Marine Inc., a Delaware corporation (the "Company"), who wishes to tender the Old Notes pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" of the Company's Prospectus, dated February 4, 1998 (the "Prospectus"), relating to the Exchange Offer and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that Wilmington Trust Company, as exchange agent (the "Exchange Agent"), receives this Notice of Guaranteed Delivery, properly completed and duly executed, prior to 5:00 p.m., New York City time, on March 11, 1998, unless extended (the "Expiration Date"). This form, properly completed and executed, may be delivered by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent. In addition, to use the guaranteed delivery procedures to tender Old Notes pursuant to the Exchange Offer, tender must be made through an Eligible Institution. The certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees, and any other documents required by the Letter of Transmittal, must be deposited by the Eligible Institution with the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.


                          To Wilmington Trust Company

By Mail or Hand/Overnight Delivery:                By Facsimile Transmission:
        Rodney Square North                     (for Eligible Institutions only)
      1100 North Market Street                           (302) 651-1079
     Wilmington, Delaware 19890                       Confirm by telephone:
 Attn:  Corporate Trust Operations                       (302) 651-8869

         Notice of Guaranteed Delivery may also be delivered by mail, overnight courier or hand delivery to: Wilmington Trust Company, Exchange Agent, c/o Harris Trust & Savings Bank, 88 Pine Street, Wall Street Plaza, 19th Floor, New York, New York 10005.

                             _____________________

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space in the box provided on the Letter of Transmittal for guarantee of signatures.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and in Instruction 2 of the Letter of Transmittal.

Name(s) of registered holder(s):
                                ------------------------------------------------
                                               (Please Type or Print)

Address:
         -----------------------------------------------------------------------


--------------------------------------------------------------------------------


Area Code and Telephone No.:
                            ----------------------------------------------------

Principal Amount of Old Notes Tendered:
                                       -----------------------------------------

Certificate Number(s) or Account
Number(s) at Book-Entry Facility
for Old Notes (if available):
                             ---------------------------------------------------

Aggregate Principal Amount
Represented by Old Note(s):
                           -----------------------------------------------------

--------------------------------------------------------------------------------

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


--------------------------------------------------------------------------------

Signature of Holder(s):
                       ---------------------------------------------------------


--------------------------------------------------------------------------------

Date:
     ---------------------------------------------------------------------------

         THIS NOTICE OF GUARANTEED DELIVERY MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF OLD NOTES EXACTLY AS THE NAME(S) OF SUCH PERSON(S) APPEAR(S) ON THE OLD NOTES OR ON A SECURITY POSITION LISTING AS THE OWNER OF OLD NOTES, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST PROVIDE THE FOLLOWING INFORMATION.



                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Capacity:

--------------------------------------------------------------------------------

Address(es):

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------





             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE

                    (Not to be used for signature guarantee)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm:
             ----------------------        -------------------------------------
                                               (AUTHORIZED SIGNATURE)
Address:
        -----------------------------
             (INCLUDE ZIP CODE)              Name:
                                                  ------------------------------
Area Code and Tel. Number:                   Title:
                                                   -----------------------------
-------------------------------------                (PLEASE TYPE OR PRINT)

                                             Date:                    , 1998
                                                  --------------------


         DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.